EXHIBIT 99.1
A10 Networks Reports Financial Results for the First Quarter of 2026

Strong Demand for AI Infrastructure Drives 13.4% Revenue Growth

SAN JOSE, Calif., April 28, 2026 -- A10 Networks, Inc. (NYSE: ATEN), a leading provider of secure application services and solutions, today announced financial results for its first quarter ended March 31, 2026.

First Quarter 2026 Financial Summary

•Quarterly revenue of $75.0 million (up 13.4% year-over-year).

•GAAP gross margin of 79.6%; non-GAAP gross margin of 80.6%.

•GAAP net income of $12.0 million, or $0.17 per diluted share, non-GAAP net income of $17.7 million, or $0.24 per diluted share.

•Non-GAAP Adjusted EBITDA of $22.5 million, representing 30.0% of revenue.

•The Company returned $6.8 million to investors, having repurchased 137,000 shares during the quarter at an average price of $18.13 per share for a total of $2.5 million and having paid $4.3 million in cash dividends in the quarter.

•The Board of Directors approved a quarterly cash dividend of $0.06 per share, payable June 1, 2026 to stockholders of record at the close of business on May 15, 2026.

•As of March 31, 2026, A10 had $369.8 million in cash, cash equivalents, and marketable securities.

A reconciliation between GAAP and non-GAAP information is contained in the financial statements below.

“AI-driven architectures are fundamentally increasing the volume, velocity, and complexity of network traffic, placing new demands on performance, availability, and security,” said Dhrupad Trivedi, President and Chief Executive Officer of A10 Networks. “AI is architecturally making the distinction between Enterprises and Service Providers obsolete, as the workloads and requirements are the same. A10 sits at a critical control point at the intersection of performance and security. Our investments and innovation focus have continued to drive strong demand resulting in expanded commitments from our top customers scaling AI infrastructure deployments.”

“Our model has continued to translate growth into increased profitability,” continued Trivedi. “We're actively managing industry-wide input supply dynamics for certain components, turning these challenges into growth opportunities. We remain confident to deliver full-year expectations for operating cash flow as first quarter results were impacted by routine time shifts. We believe our powerful combination of growth momentum, disciplined execution, and agile strategy positions us to drive strong financial performance. This is currently expected to continue to support the return of capital to our shareholders while we invest in innovation to help maintain our strategic advantages.”

Outlook

For 2026, A10 management reiterates their previous guidance given at their February Investor Day. Management currently expects:

•Full-year revenue growth of 10-12% over the prior year

•Adjusted EBITDA margin of between 28-30%

•EPS growth exceeding revenue growth rate, representing 12-14% growth year-over-year

Conference Call

Management will host a call at 1:30 p.m. Pacific time (4:30 p.m. Eastern time) today, April 28, 2026, to discuss these results. Interested parties may access the conference call by dialing (888) 506-0062 (toll-free) or (973) 528-0011 (international) and referencing access code: 360454.

A live audio webcast of the conference call will be accessible from the “Investor Relations” section of A10 Network’s website at investors.a10networks.com. The webcast will be archived for one year. A telephonic replay of the conference call will be available until May 12, 2026 and may be accessed by dialing (877) 481-4010 (toll-free) or (919) 882-2331 (international) and entering the passcode: 53873.

Forward-Looking Statements

This press release contains “forward-looking statements,” including statements regarding dividends and capital return, demand and market trends, strategy and competitive positioning, financial performance and profitability, supply chain management, and 2026 financial guidance. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on assumptions that may prove to be incorrect, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Factors that may cause actual results to differ include any unforeseen need for capital which may require us to divert funds we may have otherwise used for the dividend program or stock repurchase program, which may in turn negatively impact our ability to administer the quarterly dividends or the repurchase of our common stock; a significant decline in global macroeconomic or political conditions that have an adverse impact on our business and financial results; an expansion of adversarial global trade dynamics or other changes to international trade regulations; business interruptions related to our supply chain; our ability to manage our business and expenses if customers cancel or delay orders; execution risks related to closing key deals and improving our execution; the continued market adoption of our products; our ability to successfully anticipate market needs and opportunities; our timely development of new products and features; our ability to achieve or maintain profitability; any loss or delay of expected purchases by our largest end-customers; our ability to maintain or improve our competitive position; competitive and execution risks related to cloud-based computing trends; our ability to attract and retain new end-customers and our largest end-consumers; our ability to maintain and enhance our brand and reputation; changes demanded by our customers in the deployment and payment model for our products; continued growth rates in markets relating to network security; the success of any future acquisitions or investments in complementary companies, products, services or technologies; the ability of our sales team to execute well; our ability to shorten our close cycles; the ability of our channel partners to sell our products; variations in product mix or geographic locations of our sales; risks associated with our presence in international markets; weaknesses or deficiencies in our internal control over financial reporting; our ability to timely file periodic reports required to be filed under the Securities Exchange Act of 1934; and other risks that are described in “Risk Factors” in our periodic filings with the Securities and Exchange Commission, including our Form 10-K filed with the Securities and Exchange Commission on February 25, 2026. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), we refer to certain non-GAAP financial measures, including non-GAAP net income, non-GAAP net income per basic and diluted share (or non-GAAP EPS), non-GAAP gross profit and gross margin, non-GAAP operating expenses, non-GAAP operating income and operating margin, Adjusted EBITDA and Adjusted EBITDA margin. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies.

A10 Networks considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company by excluding certain items that, while they may recur, can vary significantly in amount and timing or are not directly indicative of ongoing operational trends, and are used by the company’s management to evaluate operating performance, prepare budgets and forecasts, and assess performance relative to peer companies.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

We define non-GAAP net income as our GAAP net income excluding: (i) stock-based compensation and related payroll tax, (ii) acquisition-related expense, (iii) amortization of acquired intangible assets, (iv) amortization of debt issuance costs, (v) certain legal expense and (vi) income tax effect of non-GAAP items (i) to (v) listed above. We define non-GAAP net income per basic and diluted share as our non-GAAP net income divided by our basic and diluted weighted-average shares outstanding. We define non-GAAP gross profit as our GAAP gross profit excluding (i) stock-based compensation and related payroll tax and (ii) amortization of acquired intangible assets. We define non-GAAP gross margin as our non-GAAP gross profit divided by our GAAP revenue. We define non-GAAP operating expenses as our GAAP operating expenses excluding (i) stock-based compensation and related payroll tax, (ii) acquisition-related expense, (iii) amortization of acquired intangible assets and (iv) certain legal expense. We define non-GAAP operating income as our GAAP income from operations excluding (i) stock-based compensation and related payroll tax, (ii) acquisition-related expense, (iii) amortization of acquired intangible assets and (iv) certain legal expense. We define non-GAAP operating margin as our non-GAAP operating income divided by our GAAP revenue. We define Adjusted EBITDA as our GAAP net income excluding (i) interest and other income, net, (ii) depreciation and amortization expense, (iii) provision for income taxes, (iv) stock-based compensation and related payroll tax, (v) acquisition-related expense and (vi) certain legal expense. We define Adjusted EBITDA margin as our Adjusted EBITDA divided by our GAAP revenue.

Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company's operating results.

About A10 Networks

A10 Networks (NYSE: ATEN) delivers secure application and network solutions that protect, optimize, and scale business-critical systems across on-premises, hybrid cloud, and edge environments. Our portfolio enables large enterprises, service providers, and cloud platforms worldwide to deliver performance, reliability, and protection against cyber threats, while preparing their networks for the demands of AI and next-generation applications. Founded in 2004 and headquartered in San Jose, California, A10 Networks serves over 7,000 global customers. For more information, visit A10networks.com and follow us at A10Networks.

The A10 logo and A10 Networks are trademarks or registered trademarks of A10 Networks, Inc. in the United States and other countries. All other trademarks are the property of their respective owners.

Investor Contact:
Rob Fink / Tom Baumann
FNK IR
646.809.4048 / 646.349.6641
aten@fnkir.com

David Schroeder
VP, Corporate Development
investors@a10networks.com

Source: A10 Networks, Inc.

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts, on a GAAP Basis)

	Three Months Ended March 31,
	2026	2025
Net revenue:
Products	$43,986	$35,979
Services	31,014	30,158
Total net revenue	75,000	66,137
Cost of net revenue:
Products	8,930	7,263
Services	6,346	6,179
Total cost of net revenue	15,276	13,442
Gross profit	59,724	52,695
Operating expenses:
Sales and marketing	20,014	19,545
Research and development	19,018	15,900
General and administrative	7,693	8,472
Total operating expenses	46,725	43,917
Income from operations	12,999	8,778
Non-operating income (expense):
Interest income	3,383	1,790
Interest and other income (expense), net	(2,158)	(90)
Total non-operating income, net	1,225	1,700
Income before income taxes	14,224	10,478
Provision for income taxes	2,192	935
Net income	$12,032	$9,543
Net income per share:
Basic	$0.17	$0.13
Diluted	$0.17	$0.13
Weighted-average shares used in computing net income per share:
Basic	71,667	73,555
Diluted	72,915	75,048

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME
(unaudited, in thousands, except per share amounts)

	Three Months Ended March 31,
	2026	2025

GAAP net income	$12,032	$9,543
Non-GAAP items:
Stock-based compensation and related payroll tax	5,050	6,292
Acquisition-related expense	—	344
Amortization of acquired intangible assets	379	203
Amortization of debt issuance costs	365	—
Certain legal expense	497	526
Income tax-effect of non-GAAP items	(592)	(1,873)
Total non-GAAP items	5,699	5,492
Non-GAAP net income	$17,731	$15,035

GAAP net income per share:
Basic	$0.17	$0.13
Diluted	$0.17	$0.13
Non-GAAP items:
Stock-based compensation and related payroll tax	0.07	0.08
Acquisition-related expense	—	—
Amortization of acquired intangible assets	0.01	—
Amortization of debt issuance costs	—	—
Certain legal expense	0.01	0.01
Income tax-effect of non-GAAP items	(0.01)	(0.02)
Total non-GAAP items	0.08	0.07

Non-GAAP net income per share:
Basic	$0.25	$0.20
Diluted	$0.24	$0.20
Weighted average shares used in computing net income per share:
Basic	71,667	73,555
Diluted	72,915	75,048

Net income and earnings per share excluding adjustments are non-GAAP financial measures presented as supplemental financial measures to enable a user of the financial information to understand the impact of these adjustments on reported results and to facilitate comparison of operating results across reporting periods. These financial measures should not be considered an alternative to net income, operating income, cash flows provided by operating activities, or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. Our adjusted net income and earnings per share may not be comparable to similarly titled measures of another company because companies may not all calculate adjusted net income and earnings per share in the same manner.

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except par value, on a GAAP Basis)

	As of March 31, 2026	As of December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$57,895	$71,139
Marketable securities	311,867	306,714
Accounts receivable, net of allowances of $46 and $66, respectively	69,003	62,069
Inventory	20,172	18,032
Prepaid expenses and other current assets	20,611	18,000
Total current assets	479,548	475,954
Property and equipment, net	51,972	50,221
Goodwill	15,134	15,134
Intangible assets, net	5,879	6,259
Deferred tax assets, net	63,034	62,109
Other non-current assets	18,853	20,136
Total assets	$634,420	$629,813
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$14,078	$11,694
Accrued and other liabilities	30,740	41,132
Deferred revenue, current	84,298	80,824
Total current liabilities	129,116	133,650
Deferred revenue, non-current	62,864	61,982
Long-term debt	219,153	218,787
Other non-current liabilities	2,450	3,848
Total liabilities	413,583	418,267

Stockholders' equity:
Common stock, $0.00001 par value: 500,000 shares authorized; 92,395 and 91,996 shares issued and 71,759 and 71,498 shares outstanding, respectively	1	1
Treasury stock, at cost: 20,636 and 20,498 shares, respectively	(252,408)	(249,912)
Additional paid-in-capital	536,611	531,790
Dividends paid	(77,089)	(72,785)
Accumulated other comprehensive income (expense)	(103)	659
Retained earnings	13,825	1,793
Total stockholders' equity	220,837	211,546
Total liabilities and stockholders' equity	$634,420	$629,813

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands, on a GAAP Basis)

	Three Months Ended March 31,
	2026	2025
Cash flows from operating activities:
Net income	$12,032	$9,543
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	3,969	3,396
Stock-based compensation	4,821	6,018
Other non-cash items	716	1,237
Changes in operating assets and liabilities:
Accounts receivable	(6,974)	10,543
Inventory	(2,147)	1,152
Prepaid expenses and other assets	(3,654)	(2,896)
Accounts payable	902	(5,646)
Accrued and other liabilities	(11,790)	(8,175)
Deferred revenue	4,356	2,032
Net cash provided by operating activities	2,231	17,204
Cash flows from investing activities:
Proceeds from sales and maturities of marketable securities	58,525	30,744
Purchases of marketable securities	(64,282)	(41,896)
Acquisition	—	(19,100)
Capital expenditures	(2,920)	(4,494)
Net cash used in investing activities	(8,677)	(34,746)
Cash flows from financing activities:
Proceeds from the issuance of convertible notes	—	225,000
Payment of debt issuance costs	—	(7,277)
Repurchase of common stock	(2,495)	(47,030)
Payments for dividends	(4,303)	(4,434)
Net cash provided by (used in) financing activities	(6,798)	166,259
Net increase (decrease) in cash and cash equivalents	(13,244)	148,717
Cash and cash equivalents—beginning of period	71,139	95,129
Cash and cash equivalents—end of period	$57,895	$243,846

Non-cash investing and financing activities:
Transfers between inventory and property and equipment	$7	$314
Capital expenditures included in accounts payable	$1,482	$193
Supplemental cash flow disclosure:
Cash paid for income taxes, net	$111	$5
Cash paid for interest on debt	$3,094	$—

A10 NETWORKS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO NON-GAAP GROSS PROFIT
(unaudited, in thousands, except percentages)

	Three Months Ended March 31,
	2026	2025

GAAP gross profit	$59,724	$52,695
GAAP gross margin	79.6%	79.7%
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	409	646
Amortization of acquired intangible assets	281	150
Non-GAAP gross profit	$60,414	$53,491
Non-GAAP gross margin	80.6%	80.9%

A10 NETWORKS, INC.
RECONCILIATION OF GAAP TOTAL OPERATING EXPENSES
TO NON-GAAP TOTAL OPERATING EXPENSES
(unaudited, in thousands)

	Three Months Ended March 31,
	2026	2025

GAAP total operating expenses	$46,725	$43,917

Non-GAAP adjustments:
Stock-based compensation and related payroll tax	(4,641)	(5,646)
Acquisition-related expense	—	(344)
Amortization of acquired intangible assets	(98)	(53)
Certain legal expense	(497)	(526)
Non-GAAP total operating expenses	$41,489	$37,348

A10 NETWORKS, INC.
RECONCILIATION OF GAAP INCOME FROM OPERATIONS
TO NON-GAAP OPERATING INCOME
(unaudited, in thousands, except percentages)

	Three Months Ended March 31,
	2026	2025

GAAP income from operations	$12,999	$8,778
GAAP operating margin	17.3%	13.3%
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	5,050	6,292
Acquisition-related expense	—	344
Amortization of acquired intangible assets	379	203
Certain legal expense	497	526
Non-GAAP operating income	$18,925	$16,143
Non-GAAP operating margin	25.2%	24.4%

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET INCOME TO
EBITDA AND ADJUSTED EBITDA (NON-GAAP)
(unaudited, in thousands, except percentages)

	Three Months Ended March 31,
	2026	2025

GAAP net income	$12,032	$9,543
GAAP net income margin	16.0%	14.4%

Exclude: Interest and other income, net	(1,225)	(1,700)
Exclude: Depreciation and amortization	3,969	3,599
Exclude: Provision for income taxes	2,192	935
EBITDA	16,968	12,377
Exclude: Stock-based compensation and related payroll tax	5,050	6,292
Exclude: Acquisition-related expense	—	344
Exclude: Certain legal expense	497	526
Adjusted EBITDA	$22,515	$19,539
Adjusted EBITDA margin	30.0%	29.5%